UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823

Pioneer Series Trust V

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period: September 1, 2020 through August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

November 9, 2021

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Corporate High Yield Fund	811-21823	N-CSR	11/5/21	11/9/21	The Registrant amended Form N-CSR for the period ended August 31, 2021 to correct, the filing for an incorrect Fund added to Series Trust V. Removing Pioneer Corporate High Yield, from this filing.

Pioneer Global Equity Fund

Annual Report | August 31, 2021

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Global Equity Fund | Annual Report | 8/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), partisan debates over spending packages in Washington (particularly infrastructure spending), and the possibility of major tax-policy changes, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Global Equity Fund | Annual Report | 8/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

October 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Equity Fund | Annual Report | 8/31/21 3

Portfolio Management Discussion | 8/31/21

In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2021. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a Senior Vice President and a portfolio manager at Amundi US, and Mr. Chen, a Vice President and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended August 31, 2021?
A	Pioneer Global Equity Fund’s Class A shares returned 35.53% at net asset value during the 12-month period ended August 31, 2021, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index[1], returned 29.76% and 28.64%, respectively. During the same period, the average return of the 336 mutual funds in Morningstar’s World Large Stock Blended Funds category was 28.00%.
Q	How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2021?
A	Overall, the period was an exceptionally strong one for global equities. In the early stages of the period, heightened levels of macroeconomic uncertainty had a negative effect on investor sentiment, and on the performance of so-called riskier assets, including equities. The contentious US presidential election had introduced increased political risk into the markets, and sustained upticks in COVID-19 cases had raised

1	The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/21

fears of renewed lockdown measures. By the end of 2020, however, the presidential election results had been resolved, two COVID-19 vaccines had received emergency-use approval, and the US Congress had passed a $900 billion relief package, developments that led investors to believe that a return to what could be considered “normal” economic conditions could come sooner rather than later. Riskier assets rallied in response.

The first quarter of 2021 saw strong returns in the global equity markets, with notably increased US Treasury yields and higher inflation expectations driven by investor optimism about the outlook for global economic growth. Contributing to the optimistic view was the Democratic Party’s assuming control over both houses of Congress in January, which led to passage of a new $1.9 billion stimulus package and, later, a proposed $3 billion infrastructure bill. Continued distributions of COVID-19 vaccines along with a general decline in new cases over the winter also bolstered investors’ appetite for risk, especially when coupled with the ongoing reopening of the global economy.

As the period progressed, the US Federal Reserve’s (Fed’s) continued dovish posture on monetary policy lent further support to the markets, as the US central bank expressed its intent to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based the projection on its view that near-term increases in inflation above the usual 2% target would be transitory rather than structural. The Fed also said it would look at average inflation over time, rather than feeling obligated to respond to an isolated uptick in prices of certain goods and services by raising interest rates.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury-market investors reacted to the updated Fed member forecasts that suggested an earlier increase in short-term interest rates than previously anticipated. However, sentiment stabilized shortly thereafter, thus providing stocks with some upward momentum as the period ended.

Pioneer Global Equity Fund | Annual Report | 8/31/21 5

Q	Would you review the Fund’s overall investment approach?
A	When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide “growth at a reasonable price,” and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, as that has tended to provide companies with the flexibility to do share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks that we believe have the highest potential upside relative to their downside.

Q	Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s relative performance during the 12-month period ended August 31, 2021?
A	During the period, stock selection was the primary driver of the Fund’s relative outperformance, while sector allocations provided additional support. In terms of absolute performance, the top positive contributors to the Fund’s returns came from investments in financials, communication services, and energy. With respect to results relative to the MSCI World Index, the portfolio’s positioning within communication services, consumer staples, and energy were the leading positive contributors to the Fund’s performance. There were no material detractors from relative returns with regard to the Fund’s sector positioning during the 12-month period.

Among individual holdings, a wide range of strong performers contributed positively to the Fund’s relative outperformance during the 12-month period. A position in Alphabet, the internet content and information giant, was one of the top performers for the Fund on a relative-return basis. The stock gained momentum over the period from growth in the company’s Google search and YouTube video services, as well as from its “cloud” infrastructure business. Multiple strong

*   Diversification does not assure a profit nor protect against loss.

** Dividends are not guaranteed.

6 Pioneer Global Equity Fund | Annual Report | 8/31/21

contributors to the Fund’s positive results relative to the MSCI World Index came from holdings within the financials sector, particularly the portfolio’s position in Mexican bank Grupo Financiero Banorte, as the company’s business showed significant resilience through the worst of the pandemic-induced economic decline. A position in global automaker Stellantis, from the industrials sector, was a top-three positive performer for the Fund relative to the MSCI World Index during the past 12 months, as the company successfully navigated through difficult supply-chain conditions in the industry.

On the negative side, the largest individual detractor from the Fund’s relative performance over the 12-month period was a position in Chinese internet and e-commerce giant Alibaba, as the Chinese government’s tightening of restrictions on many major corporations caused a negative reaction among investors. Within health care, the Fund’s holding of shares in biotechnology company Regeneron Pharmaceuticals weighed on relative returns as investors grew concerned about drug-patent expirations. We eliminated the Fund’s position. Finally, our decision not to invest in Tesla, the US-based manufacturer of electric vehicles, detracted from the Fund’s relative results, as the stock was one of the best performers in the market over the 12-month period.

Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2021, and did those investments have an effect on performance?
A	During portions of the 12-month period, the Fund employed derivative securities at a minimal level (primarily forward foreign currency exchange contracts, for hedging purposes), which had a negligible effect on performance.
Q	What is your outlook, and how is the Fund positioned heading into a new fiscal year?
A	While the spread of the COVID-19 “Delta” variant has increased market anxiety, we remain optimistic that the economic recovery could continue to move forward, as we believe data concerning the new virus cases has helped illustrate the effectiveness of the vaccines in preventing or at least limiting serious illness. If the economic recovery progresses, we think reflationary pressures could have a positive effect on the yield curve and help drive another market rotation into value stocks, although that could turn out to be a longer-term trend that may not move in a straight line.

Pioneer Global Equity Fund | Annual Report | 8/31/21 7

As the period opened in September 2020, we moved to position the Fund for a potential recovery from the pandemic-caused economic slump by increasing the portfolio’s allocation to cyclical stocks, or stocks of companies with more exposure to the ebbs and flows of the economic cycle. We also made investments in more value-oriented stocks. Those moves led to overweight allocations to energy and bank stocks within the portfolio. In addition, we invested in shares of select consumer-related companies that had been trading at a discount in the wake of the COVID-19 lockdowns at the outset of the pandemic.

As the economic recovery progressed, we began to focus on investing in what we viewed as companies with idiosyncratic stories that we felt could benefit from a broader economic reopening. Conversely, we avoided investing in companies that we felt had exposure to significant risks and that featured balance sheets with higher amounts of leverage. In addition, we reduced the Fund’s positions in several mega-cap technology stocks, moving to underweights versus the benchmark.

More broadly, we have not made any material changes with respect to the Fund’s geographical positioning and sector exposures. We continue to believe that the US represents the best opportunity set for equity investors. However, we have found what we believe to be attractive valuation discrepancies that have led us to overweight the portfolio to both Japan and the emerging markets, most notably South Korea.

From a sector perspective, if our macroeconomic view turns out to be correct over the longer term, we believe the Fund could be positioned to benefit, especially within financials, energy, and materials. Meanwhile, the Fund remains underweight to information technology, health care, and real estate.

8 Pioneer Global Equity Fund | Annual Report | 8/31/21

Please refer to the Schedule of Investments on pages 19–23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Equity Fund | Annual Report | 8/31/21 9

Portfolio Summary | 8/31/21

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Alphabet, Inc.	4.22%
2.	Pfizer, Inc.	3.77
3.	Royal Dutch Shell Plc, Class B (A.D.R.)	3.60
4.	KB Financial Group, Inc.	3.56
5.	Mitsubishi UFJ Financial Group, Inc.	3.02
6.	Wells Fargo & Co.	2.99
7.	Gilead Sciences, Inc.	2.56
8.	Microsoft Corp.	2.31
9.	AbbVie, Inc.	2.26
10.	Hartford Financial Services Group, Inc.	2.26

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Global Equity Fund | Annual Report | 8/31/21

Prices and Distributions | 8/31/21

Net Asset Value per Share

Class	8/31/21	8/31/20
A	$21.08	$15.69
C	$20.57	$15.29
K	$21.10	$15.70
R	$20.95	$15.60
Y	$21.15	$15.74

Distributions per Share: 9/1/20–8/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1548	$ —	$ —
C	$ —	$ —	$ —
K	$0.2226	$ —	$ —
R	$0.0901	$ —	$ —
Y	$0.2269	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

†	NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.

Pioneer Global Equity Fund | Annual Report | 8/31/21 11

Performance Update | 8/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2021)
				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	11.48%	10.82%	12.14%	11.27%
5 years	13.60	12.26	14.83	14.29
1 year	35.53	27.74	29.76	28.64

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.39%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Equity Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2021)
				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	10.59%	10.59%	12.14%	11.27%
5 years	12.72	12.72	14.83	14.29
1 year	34.53	34.53	29.76	28.64

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
2.10%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Global Equity Fund | Annual Report | 8/31/21 13

Performance Update | 8/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2021)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	11.82%	12.14%	11.27%
5 years	14.10	14.83	14.29
1 year	36.10	29.76	28.64

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.89%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2022, for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global Equity Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2021)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	11.27%	12.14%	11.27%
5 years	13.19	14.83	14.29
1 year	34.98	29.76	28.64

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.67%	1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Equity Fund | Annual Report | 8/31/21 15

Performance Update | 8/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of August 31, 2021)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	12.00%	12.14%	11.27%
5 years	14.11	14.83	14.29
1 year	36.10	29.76	28.64

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.01%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Global Equity Fund | Annual Report | 8/31/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2021 through August 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account	$1,137.00	$1,133.27	$1,139.39	$1,134.86	$1,139.58
Value on 8/31/21
Expenses Paid	$6.19	$10.32	$3.77	$8.29	$3.78
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.92%, 0.70%, 1.54% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Global Equity Fund | Annual Report | 8/31/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2021 through August 31, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account	$1,019.41	$1,015.53	$1,021.68	$1,017.44	$1,021.68
Value on 8/31/21
Expenses Paid	$5.85	$9.75	$3.57	$7.83	$3.57
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.92%, 0.70%, 1.54% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Global Equity Fund | Annual Report | 8/31/21

Schedule of Investments | 8/31/21

Shares			Value
		UNAFFILIATED ISSUERS — 95.8%
		COMMON STOCKS — 95.8% of Net Assets
		Aerospace & Defense — 1.6%
272,235		Hensoldt AG	$4,615,404
		Total Aerospace & Defense	$4,615,404
		Air Freight & Logistics — 1.5%
22,726		United Parcel Service, Inc., Class B	$4,445,887
		Total Air Freight & Logistics	$4,445,887
		Automobiles — 1.9%
275,780		Stellantis NV	$5,523,699
		Total Automobiles	$5,523,699
		Banks — 14.8%
288,569	(a)	ABN AMRO Bank NV (144A)	$4,015,368
31,742		BNP Paribas S.A.	2,013,532
911,724		Grupo Financiero Banorte S.A.B de CV, Class O	6,019,241
281,200		Itau Unibanco Holding S.A.	1,682,816
219,115		KB Financial Group, Inc.	10,004,023
1,572,100		Mitsubishi UFJ Financial Group, Inc.	8,501,143
1,004,043		Natwest Group Plc	2,944,807
183,810		Wells Fargo & Co.	8,400,117
		Total Banks	$43,581,047
		Beverages — 2.4%
96,200		Asahi Group Holdings, Ltd.	$4,467,776
12,922		Constellation Brands, Inc.	2,728,351
		Total Beverages	$7,196,127
		Biotechnology — 2.2%
52,507		AbbVie, Inc.	$6,341,795
		Total Biotechnology	$6,341,795
		Capital Markets — 2.4%
42,579		AllianceBernstein Holding LP, Class Miscella	$2,229,862
40,590		Euronext NV (144A)	4,709,064
		Total Capital Markets	$6,938,926
		Chemicals — 1.5%
4,249		LG Chem, Ltd.	$2,778,589
48,968		Mosaic Co.	1,575,790
		Total Chemicals	$4,354,379
		Construction Materials — 1.9%
104,464		CRH Plc	$5,559,819
		Total Construction Materials	$5,559,819

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 19

Schedule of Investments | 8/31/21 (continued)

Shares			Value
		Diversified Telecommunication Services — 2.5%
196,601		Deutsche Telekom AG	$4,179,357
246,778		Lumen Technologies, Inc.	3,035,370
		Total Diversified Telecommunication Services	$7,214,727
		Electrical Equipment — 3.1%
26,580		Eaton Corp. Plc	$4,475,009
4,013	(a)	Generac Holdings, Inc.	1,753,601
217,200		Mitsubishi Electric Corp.	2,963,428
		Total Electrical Equipment	$9,192,038
		Electronic Equipment, Instruments &
		Components — 2.2%
17,002		CDW Corp.	$3,410,771
4,448		Samsung SDI Co., Ltd.	3,031,841
		Total Electronic Equipment, Instruments & Components	$6,442,612
		Financials — 1.3%
51,734		Citigroup, Inc.	$3,720,192
		Total Financials	$3,720,192
		Food & Staples Retailing — 2.6%
26,764		Magnit PJSC	$2,027,291
128,400		Seven & I Holdings Co., Ltd.	5,617,819
		Total Food & Staples Retailing	$7,645,110
		Health Care — 2.5%
99,029		Gilead Sciences, Inc.	$7,207,331
		Total Health Care	$7,207,331
		Health Care Providers & Services — 2.0%
15,447		Anthem, Inc.	$5,794,633
		Total Health Care Providers & Services	$5,794,633
		Hotels, Restaurants & Leisure — 1.1%
21,092		Darden Restaurants, Inc.	$3,177,510
		Total Hotels, Restaurants & Leisure	$3,177,510
		Household Durables — 1.6%
44,600		Sony Corp.	$4,608,974
		Total Household Durables	$4,608,974
		Information Technology — 1.5%
74,096		Cisco Systems, Inc.	$4,373,146
		Total Information Technology	$4,373,146
		Insurance — 3.1%
94,334		Hartford Financial Services Group, Inc.	$6,341,131
29,734		Progressive Corp.	2,864,574
		Total Insurance	$9,205,705

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/21

Shares			Value
		Interactive Media & Services — 6.4%
4,103	(a)	Alphabet, Inc.	$11,873,877
10,188	(a)	Facebook, Inc.	3,865,123
48,100		Tencent Holdings, Ltd.	2,959,654
		Total Interactive Media & Services	$18,698,654
		Internet & Direct Marketing Retail — 4.0%
272,800	(a)	Alibaba Group Holding, Ltd.	$5,711,551
78,607		eBay, Inc.	6,032,301
		Total Internet & Direct Marketing Retail	$11,743,852
		IT Services — 3.5%
82,307		Cognizant Technology Solutions Corp.	$6,280,847
29,051		International Business Machines Corp.	4,077,017
		Total IT Services	$10,357,864
		Materials — 1.9%
37,644		International Flavors & Fragrances, Inc.	$5,703,066
		Total Materials	$5,703,066
		Metals & Mining — 1.4%
60,600		First Quantum Minerals Ltd.	$1,262,940
132,741		Teck Resources, Ltd., Class B	2,993,310
		Total Metals & Mining	$4,256,250
		Oil, Gas & Consumable Fuels — 6.3%
309,400		Inpex Corp.	$2,116,503
72,969		Marathon Petroleum Corp.	4,324,872
258,680		Rosneft Oil Co. PJSC	1,881,784
257,464		Royal Dutch Shell Plc, Class B (A.D.R.)	10,136,358
		Total Oil, Gas & Consumable Fuels	$18,459,517
		Pharmaceuticals — 4.6%
35,100		Eisai Co., Ltd.	$2,898,496
230,286		Pfizer, Inc.	10,609,276
		Total Pharmaceuticals	$13,507,772
		Semiconductors & Semiconductor Equipment — 7.5%
54,111		Micron Technology, Inc.	$3,987,981
31,587		MKS Instruments, Inc.	4,648,975
40,150		QUALCOMM, Inc.	5,889,603
177,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,898,284
66,800		Ulvac, Inc.	3,591,354
		Total Semiconductors & Semiconductor Equipment	$22,016,197
		Software — 3.2%
21,486		Microsoft Corp.	$6,486,194
31,934		Oracle Corp.	2,846,277
		Total Software	$9,332,471

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 21

Schedule of Investments | 8/31/21 (continued)

Shares			Value
		Technology Hardware, Storage & Peripherals — 1.3%
256,158		Hewlett Packard Enterprise Co.	$3,960,203
		Total Technology Hardware, Storage & Peripherals	$3,960,203
		Trading Companies & Distributors — 2.0%
111,686	(a)	AerCap Holdings NV	$6,023,226
		Total Trading Companies & Distributors	$6,023,226
		TOTAL COMMON STOCKS
		(Cost $226,347,178)	$281,198,133
		TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.8%
		(Cost $226,347,178) (b)	$281,198,133
		OTHER ASSETS AND LIABILITIES — 4.2%	$12,302,372
		NET ASSETS — 100.0%	$293,500,505

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2021, the value of these securities amounted to $8,724,432, or 3.0% of net assets.
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	54.2%
Japan	12.4%
Netherlands	8.7%
South Korea	5.6%
Ireland	4.1%
Germany	3.1%
China	3.1%
Mexico	2.2%
Canada	1.5%
Russia	1.4%
Taiwan	1.4%
United Kingdom	1.0%
Other (individually less than 1%)	1.3%
100.0%

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2021, aggregated $229,999,447 and $246,368,147, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2021, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/21

At August 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $227,094,176 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$58,582,392
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(4,478,435)
Net unrealized appreciation	$54,103,957

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 -	unadjusted quoted prices in active markets for identical securities.
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$4,615,404	$—	$4,615,404
Automobiles	—	5,523,699	—	5,523,699
Banks	8,400,117	35,180,930	—	43,581,047
Beverages	2,728,351	4,467,776	—	7,196,127
Capital Markets	2,229,862	4,709,064	—	6,938,926
Chemicals	1,575,790	2,778,589	—	4,354,379
Construction Materials	—	5,559,819	—	5,559,819
Diversified Telecommunication
Services	3,035,370	4,179,357	—	7,214,727
Electrical Equipment	6,228,610	2,963,428	—	9,192,038
Electronic Equipment,
Instruments & Components	3,410,771	3,031,841	—	6,442,612
Food & Staples Retailing	—	7,645,110	—	7,645,110
Household Durables	—	4,608,974	—	4,608,974
Interactive Media & Services	15,739,000	2,959,654	—	18,698,654
Internet & Direct Marketing
Retail	6,032,301	5,711,551	—	11,743,852
Metals & Mining	2,993,310	1,262,940	—	4,256,250
Oil, Gas & Consumable Fuels	14,461,230	3,998,287	—	18,459,517
Pharmaceuticals	10,609,276	2,898,496	—	13,507,772
Semiconductors &
Semiconductor Equipment	14,526,559	7,489,638	—	22,016,197
All Other Common Stocks	79,643,029	—	—	79,643,029
Total Investments in Securities	$171,613,576	$109,584,557	$—	$281,198,133

During the year ended August 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 23

Statement of Assets and Liabilities | 8/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $226,347,178)	$281,198,133
Cash	10,985,331
Foreign currencies, at value (cost $1,556,010)	1,561,868
Receivables —
Fund shares sold	138,673
Dividends	1,006,849
Due from the Adviser	50,782
Other assets	20,404
Total assets	$294,962,040
LIABILITIES:
Payables —
Investment securities purchased	$1,088,862
Fund shares repurchased	135,709
Distributions	2,239
Trustees' fees	1,826
Professional fees	50,449
Transfer agent fees	64,911
Due to affiliates	69,188
Accrued expenses	48,351
Total liabilities	$1,461,535
NET ASSETS:
Paid-in capital	$200,068,252
Distributable earnings	93,432,253
Net assets	$293,500,505
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $170,822,524/8,104,814 shares)	$21.08
Class C (based on $10,330,496/502,271 shares)	$20.57
Class K (based on $68,962,492/3,268,019 shares)	$21.10
Class R (based on $17,520,271/836,170 shares)	$20.95
Class Y (based on $25,864,722/1,222,684 shares)	$21.15
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $21.08 net asset value per share/100%-5.75%
maximum sales charge)	$22.37

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/21

Statement of Operations

FOR THE YEAR ENDED 8/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $312,800)	$7,178,580
Interest from unaffiliated issuers	339
Total investment income		$7,178,919
EXPENSES:
Management fees	$1,698,839
Administrative expense	171,943
Transfer agent fees
Class A	256,601
Class C	16,055
Class K	98
Class R	48,315
Class Y	20,287
Distribution fees
Class A	387,579
Class C	101,058
Class R	79,097
Shareowner communications expense	105,699
Custodian fees	70,909
Registration fees	109,062
Professional fees	65,907
Printing expense	33,662
Pricing fees	10,333
Trustees' fees	8,429
Insurance expense	378
Miscellaneous	31,201
Total expenses		$3,215,452
Less fees waived and expenses reimbursed by the Adviser		(432,724)
Net expenses		$2,782,728
Net investment income		$4,396,191
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$56,968,208
Forward foreign currency exchange contracts	(152,556)
Other assets and liabilities denominated in foreign currencies	(144,766)	$56,670,886
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$16,782,463
Forward foreign currency exchange contracts	152,556
Other assets and liabilities denominated in foreign currencies	(9,536)	$16,925,483
Net realized and unrealized gain (loss) on investments		$73,596,369
Net increase in net assets resulting from operations		$77,992,560

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/21	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$4,396,191	$2,453,673
Net realized gain (loss) on investments	56,670,886	980,277
Change in net unrealized appreciation (depreciation)
on investments	16,925,483	30,579,661
Net increase in net assets resulting
from operations	$77,992,560	$34,013,611
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.15 and $0.14 per share, respectively)	$(1,297,377)	$(1,320,406)
Class K ($0.22 and $0.21 per share, respectively)	(759,329)	(717,116)
Class R ($0.09 and $0.07 per share, respectively)	(74,996)	(79,764)
Class Y ($0.23 and $0.22 per share, respectively)	(197,723)	(216,766)
Total distributions to shareowners	$(2,329,425)	$(2,334,052)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$25,711,397	$15,662,134
Reinvestment of distributions	2,251,056	2,253,177
Cost of shares repurchased	(37,609,554)	(41,107,889)
Net decrease in net assets resulting from Fund
share transactions	$(9,647,101)	$(23,192,578)
Net increase in net assets	$66,016,034	$8,486,981
NET ASSETS:
Beginning of year	$227,484,471	$218,997,490
End of year	$293,500,505	$227,484,471

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/21	8/31/21	8/31/20	8/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	507,267	$9,478,129	485,808	$6,875,088
Reinvestment of distributions	71,731	1,264,653	84,364	1,287,390
Less shares repurchased	(1,091,102)	(19,937,408)	(1,599,722)	(22,568,993)
Net decrease	(512,104)	$(9,194,626)	(1,029,550)	$(14,406,515)
Class C
Shares sold	85,866	$1,567,182	85,794	$1,190,523
Reinvestment of distributions	—	—	—	—
Less shares repurchased	(235,518)	(4,184,161)	(338,294)	(4,676,495)
Net decrease	(149,652)	$(2,616,979)	(252,500)	$(3,485,972)
Class K
Shares sold	46,376	$949,283	230,598	$3,356,288
Reinvestment of distributions	43,157	759,133	47,107	716,965
Less shares repurchased	(250,916)	(4,982,742)	(78,845)	(1,095,392)
Net increase (decrease)	(161,383)	$(3,274,326)	198,860	$2,977,861
Class R
Shares sold	161,402	$3,095,562	129,808	$1,798,714
Reinvestment of distributions	4,268	74,993	5,131	77,983
Less shares repurchased	(232,886)	(4,273,668)	(397,831)	(5,522,574)
Net decrease	(67,216)	$(1,103,113)	(262,892)	$(3,645,877)
Class Y
Shares sold	525,121	$10,621,241	173,878	$2,441,521
Reinvestment of distributions	8,632	152,277	11,195	170,839
Less shares repurchased	(227,567)	(4,231,575)	(500,751)	(7,244,435)
Net increase (decrease)	306,186	$6,541,943	(315,678)	$(4,632,075)

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 27

Financial Highlights

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	8/31/21	8/31/20	8/31/19		8/31/18	8/31/17
Class A
Net asset value, beginning of period	$15.69	$13.56	$16.26		$15.77	$13.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.30	$0.15	$0.23		$0.16	$0.11
Net realized and unrealized gain (loss) on investments	5.24	2.12	(1.63)		1.38	2.40
Net increase (decrease) from investment operations	$5.54	$2.27	$(1.40)		$1.54	$2.51
Distributions to shareowners:
Net investment income	$(0.15)	$(0.14)	$(0.08)		$(0.21)	$(0.17)
Net realized gain	—	—	(1.22)		(0.84)	—
Total distributions	$(0.15)	$(0.14)	$(1.30)		$(1.05)	$(0.17)
Net increase (decrease) in net asset value	$5.39	$2.13	$(2.70)		$0.49	$2.34
Net asset value, end of period	$21.08	$15.69	$13.56		$16.26	$15.77
Total return (b)	35.53%	16.78%	(8.62	)%(c)	10.01%	18.89%
Ratio of net expenses to average net assets	1.15%	1.15%	1.16%		1.24%	1.27%
Ratio of net investment income (loss) to average net assets	1.60%	1.05%	1.64%		0.99%	0.79%
Portfolio turnover rate	91%	112%	87%		98%	85%
Net assets, end of period (in thousands)	$170,823	$135,175	$130,777		157,633	$78,417
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.32%	1.39%	1.36%		1.40%	1.46%
Net investment income (loss) to average net assets	1.43%	0.81%	1.44%		0.83%	0.60%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)% .

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/21

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	8/31/21	8/31/20	8/31/19		8/31/18	8/31/17
Class C
Net asset value, beginning of period	$15.29	$13.20	$15.88		$15.42	$13.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14	$0.04	$0.12		$0.04	$0.01
Net realized and unrealized gain (loss) on investments	5.14	2.05	(1.58)		1.34	2.34
Net increase (decrease) from investment operations	$5.28	$2.09	$(1.46)		$1.38	$2.35
Distributions to shareowners:
Net investment income	$—	$—	$—		$(0.08)	$(0.06)
Net realized gain	—	—	(1.22)		(0.84)	—
Total distributions	$—	$—	$(1.22)		$(0.92)	$(0.06)
Net increase (decrease) in net asset value	$5.28	$2.09	$(2.68)		$0.46	$2.29
Net asset value, end of period	$20.57	$15.29	$13.20		$15.88	$15.42
Total return (b)	34.53%	15.83%	(9.34	)%(c)	9.15%	18.00%
Ratio of net expenses to average net assets	1.92%	1.91%	1.92%		1.97%	2.00%
Ratio of net investment income (loss) to average net assets	0.79%	0.28%	0.85%		0.28%	0.07%
Portfolio turnover rate	91%	112%	87%		98%	85%
Net assets, end of period (in thousands)	$10,330	$9,970	$11,938		$26,444	$12,056
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.06%	2.10%	2.06%		2.13%	2.19%
Net investment income (loss) to average net assets	0.65%	0.09%	0.71%		0.12%	(0.12)%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 29

Financial Highlights (continued)

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	8/31/21	8/31/20	8/31/19		8/31/18	8/31/17
Class K
Net asset value, beginning of period	$15.70	$13.56	$16.28		$15.81	$13.47
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.38	$0.21	$0.29		$0.22	$0.18
Net realized and unrealized gain (loss) on investments	5.24	2.14	(1.64)		1.39	2.40
Net increase (decrease) from investment operations	$5.62	$2.35	$(1.35)		$1.61	$2.58
Distributions to shareowners:
Net investment income	$(0.22)	$(0.21)	$(0.15)		$(0.30)	$(0.24)
Net realized gain	—	—	(1.22)		(0.84)	—
Total distributions	$(0.22)	$(0.21)	$(1.37)		$(1.14)	$(0.24)
Net increase (decrease) in net asset value	$5.40	$2.14	$(2.72)		$0.47	$2.34
Net asset value, end of period	$21.10	$15.70	$13.56		$16.28	$15.81
Total return (b)	36.10%	17.36%	(8.24	)%(c)	10.47%	19.44%
Ratio of net expenses to average net assets	0.70%	0.70%	0.71%		0.80%	0.79%
Ratio of net investment income (loss) to average net assets	2.05%	1.50%	2.09%		1.35%	1.26%
Portfolio turnover rate	91%	112%	87%		98%	85%
Net assets, end of period (in thousands)	$68,962	$53,826	$43,813		$55,602	$56,693
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.84%	0.89%	0.85%		0.96%	0.98%
Net investment income (loss) to average net assets	1.91%	1.31%	1.95%		1.19%	1.07%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)% .

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/21

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	8/31/21	8/31/20	8/31/19		8/31/18	8/31/17
Class R
Net asset value, beginning of period	$15.60	$13.47	$16.15		$15.65	$13.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22	$0.10	$0.17		$0.09	$0.08
Net realized and unrealized gain (loss) on investments	5.22	2.10	(1.60)		1.39	2.36
Net increase (decrease) from investment operations	$5.44	$2.20	$(1.43)		$1.48	$2.44
Distributions to shareowners:
Net investment income	$(0.09)	$(0.07)	$(0.03)		$(0.14)	$(0.15)
Net realized gain	—	—	(1.22)		(0.84)	—
Total distributions	$(0.09)	$(0.07)	$(1.25)		$(0.98)	$(0.15)
Net increase (decrease) in net asset value	$5.35	$2.13	$(2.68)		$0.50	$2.29
Net asset value, end of period	$20.95	$15.60	$13.47		$16.15	$15.65
Total return (b)	34.98%	16.38%	(8.98	)%(c)	9.68%	18.47%
Ratio of net expenses to average net assets	1.54%	1.49%	1.55%		1.55%	1.55%
Ratio of net investment income (loss) to average net assets	1.20%	0.71%	1.24%		0.58%	0.54%
Portfolio turnover rate	91%	112%	87%		98%	85%
Net assets, end of period (in thousands)	$17,520	$14,090	$15,706		$20,733	$17,587
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.68%	1.67%	1.73%		1.75%	1.75%
Net investment income (loss) to average net assets	1.06%	0.53%	1.06%		0.38%	0.34%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)% .

 The accompanying notes are an integral part of these financial statements.

Pioneer Global Equity Fund | Annual Report | 8/31/21 31

Financial Highlights (continued)

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	8/31/21	8/31/20	8/31/19		8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$15.74	$13.61	$16.33		$15.83	$13.50
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.39	$0.21	$0.29		$0.22	$0.18
Net realized and unrealized gain (loss) on investments	5.25	2.14	(1.63)		1.39	2.40
Net increase (decrease) from investment operations	$5.64	$2.35	$(1.34)		$1.61	$2.58
Distributions to shareowners:
Net investment income	$(0.23)	$(0.22)	$(0.16)		$(0.27)	$(0.25)
Net realized gain	—	—	(1.22)		(0.84)	—
Total distributions	$(0.23)	$(0.22)	$(1.38)		$(1.11)	$(0.25)
Net increase (decrease) in net asset value	$5.41	$2.13	$(2.72)		$0.50	$2.33
Net asset value, end of period	$21.15	$15.74	$13.61		$16.33	$15.83
Total return (b)	36.10%	17.29%	(8.19	)%(c)	10.50%	19.45%
Ratio of net expenses to average net assets	0.70%	0.70%	0.72%		0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.06%	1.50%	2.06%		1.36%	1.22%
Portfolio turnover rate	91%	112%	87%		98%	85%
Net assets, end of period (in thousands)	$25,865	$14,424	$16,765		$26,007	$12,947
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.97%	1.01%	0.98%		1.07%	1.10%
Net investment income (loss) to average net assets	1.79%	1.19%	1.80%		1.09%	0.92%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)% .

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/21

Notes to Financial Statements | 8/31/21

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended August 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to

Pioneer Global Equity Fund | Annual Report | 8/31/21 33

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

34 Pioneer Global Equity Fund | Annual Report | 8/31/21

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S.security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Pioneer Global Equity Fund | Annual Report | 8/31/21 35

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

36 Pioneer Global Equity Fund | Annual Report | 8/31/21

Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At August 31, 2021, the Fund reclassified $22,074 to increase distributable earnings and $22,074 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At August 31, 2021, the Fund was permitted to carry forward indefinitely $2,149,339 of long-term losses.

Pioneer Global Equity Fund | Annual Report | 8/31/21 37

During the year ended August 31, 2021, a capital loss carryforward of $18,941,965 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,329,425	$2,334,052
Total	$2,329,425	$2,334,052

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 7,002,093
Undistributed long term capital gain	34,470,615
Capital loss carryforward limited	(2,149,339)
Dividends payable	(2,239)
Net unrealized appreciation	54,111,123
Total	$93,432,253

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of forward currency, and tax basis adjustments on partnerships.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $10,886 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2021.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

38 Pioneer Global Equity Fund | Annual Report | 8/31/21

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control.

Pioneer Global Equity Fund | Annual Report | 8/31/21 39

Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

40 Pioneer Global Equity Fund | Annual Report | 8/31/21

H. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

During the year ended August 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended August 31, 2021, was $0. There were no open forward foreign currency exchange contracts at August 31, 2021.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2021 are reflected on the Statement of Operations.

Pioneer Global Equity Fund | Annual Report | 8/31/21 41

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60,706 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2021, the Fund paid $8,429 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,826.

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 91,616
Class C	6,462
Class K	60
Class R	5,160
Class Y	2,401
Total	$105,699

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A

42 Pioneer Global Equity Fund | Annual Report | 8/31/21

shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,482 in distribution fees payable to the Distributor at August 31, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2021, CDSCs in the amount of $1,190 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 3, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of

Pioneer Global Equity Fund | Annual Report | 8/31/21 43

loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2021, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

44 Pioneer Global Equity Fund | Annual Report | 8/31/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forwards foreign
currency exchange
contracts	$ —	$ —	$(152,556)	$ —	$ —
Total Value	$ —	$ —	$(152,556)	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$ 152,556	$ —	$ —
Total Value	$ —	$ —	$ 152,556	$ —	$ —

Pioneer Global Equity Fund | Annual Report | 8/31/21 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Global Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global Equity Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

46 Pioneer Global Equity Fund | Annual Report | 8/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 1, 2021

Pioneer Global Equity Fund | Annual Report | 8/31/21 47

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 66.45%.

48 Pioneer Global Equity Fund | Annual Report | 8/31/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

Pioneer Global Equity Fund | Annual Report | 8/31/21 49

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

50 Pioneer Global Equity Fund | Annual Report | 8/31/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Global Equity Fund | Annual Report | 8/31/21 51

Independent Trustees

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

52 Pioneer Global Equity Fund | Annual Report | 8/31/21

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Global Equity Fund | Annual Report | 8/31/21 53

Independent Trustees (continued)

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company) (1993 – 2001);
	until a successor trustee	Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
	is elected or earlier	(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
	retirement or removal.	Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2005.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	earlier retirement	Executive trustee is elected or Officer, Metric Financial Inc. (formerly known	investment company) (2004 –
	or removal.	as Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative
Investment Services, Inc. (financial services) (2005-2007)

54 Pioneer Global Equity Fund | Annual Report | 8/31/21

Interested Trustees

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President of
	earlier retirement	Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 –
2013); Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Global Equity Fund | Annual Report | 8/31/21 55

Fund Officers

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Christopher J. Kelley (56)	Since 2005. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of the	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of the	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief Financial	the discretion of the	Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2005. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of the	of all of the Pioneer Funds since 1999
Board
Gary Sullivan (63)	Since 2005. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2002
Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury
	Board	Analyst from 2012 - 2020

56 Pioneer Global Equity Fund | Annual Report | 8/31/21

Other Directorships
Held by Trustee
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer Global Equity Fund | Annual Report | 8/31/21 57

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Pioneer Global Equity Fund | Annual Report | 8/31/21 59

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60 Pioneer Global Equity Fund | Annual Report | 8/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19431-15-1021

Pioneer High Income Municipal Fund

Annual Report | August 31, 2021

A: PIMAX	C: HICMX	Y: HIMYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), partisan debates over spending packages in Washington (particularly infrastructure spending), and the possibility of major tax-policy changes, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

October 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 3

Portfolio Management Discussion | 8/31/21

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund* during the 12-month period ended August 31, 2021. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended August 31, 2021?
A	Pioneer High Income Municipal Fund’s Class A shares returned 8.36% at net asset value during the 12-month period ended August 31, 2021, while the Fund’s benchmark, the Bloomberg US Municipal High Yield Bond Index (the Bloomberg Index), returned 12.17%. During the same period, the average return of the 199 mutual funds in Morningstar’s High-Yield Municipal Funds category was 9.23%.
Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2021?
A	The backdrop for municipal bonds was largely favorable over the 12-month period, with healthy supply-and-demand trends helping to drive positive returns. On the demand side, inflows into the municipal asset class continued to hit record levels, as demand came not only from traditional municipal investors, but also from non-traditional buyers and foreign purchasers seeking the relative safety of municipal bonds (compared with other investment options), lower default rates, and attractive tax-equivalent yields versus taxable investments. High-yield municipals attracted particularly strong interest during a time that saw investors demonstrate a hearty appetite for both higher risk and higher yields. With respect to supply, the effects of the 2017 US tax-overhaul legislation have continued to limit new issuance within the tax-exempt market, thus driving down the overall supply of municipal bonds. Together, those factors helped municipals deliver solid performance over the past 12 months, even though US Treasury yields rose. (Bond prices and yields typically move in opposite directions).
*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

An ongoing improvement in credit-market conditions provided further support for tax-exempt debt during the period. Like most areas of the financial markets, municipal bonds came under significant stress in early 2020 with the onset of the COVID-19 pandemic and the lockdowns designed to mitigate the spread of the virus. To combat the economic impact of COVID-19, the US Federal Reserve (Fed) reduced the target range of the benchmark federal funds rate to near zero and enacted a quantitative easing (QE), or bond-purchase program. Although investors began to anticipate the “tapering” of QE as the summer of 2021 progressed, the Fed’s aggressive policies remained in place throughout the full 12-month period. In addition, US lawmakers approved two large fiscal aid packages in the spring and summer of 2020, followed by another $1.9 trillion in stimulus in early 2021. Those measures helped stabilize the economy and – most important for investors in municipal bonds –provided relief to state and local governments.

Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the 12-month period ended August 31, 2021?
A	The Fund’s performance lagged that of its benchmark during the 12-month period, with the majority of the shortfall occurring in the first half of the period (September 2020 through February 2021). During those first six months of the period, and prior, we had adopted a conservative positioning in the portfolio in response to the unusual environment and elevated risks associated with the onset of the COVID-19 pandemic. As the market rebounded and cash flooded back into the municipal market in mid- to late-2020, the Fund’s positioning detracted from benchmark-relative performance, given that lower-quality securities had fared best during the rally. We decided not to chase short-term returns by moving the Fund’s holdings down in quality, reflecting our view that the price action in the market was largely a result of supply-and-demand trends rather than underlying credit fundamentals. In fact, many of the market’s top-performing issues during that timeframe were bonds that typically have not generated enough income to support their yields. We chose to remain selective with regard to the Fund’s investments, with a continued focus on longer-term results, due to our belief that those types of lower-quality securities could begin to lag if investment conditions become less favorable and demand starts to ebb.

A portfolio underweight to bonds issued by the Commonwealth of Puerto Rico was another key detractor from benchmark-relative performance. Puerto Rico’s debt, which performed well over the period, constituted

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 5

over 13% of the benchmark Bloomberg Index as of August 31, 2021, while the Fund’s weighting in Puerto Rico bonds was less than 5%. The underweight was a function of our continued selectivity with regard to bonds that have been restructured in federal courts, or that could face restructuring in the future.

On the positive side, the Fund’s relative returns benefited from an overweight allocation to the tobacco sector. Tobacco Master Settlement Agreement bonds (tobacco bonds) have been the top-performing area of the municipal market over the last five years, and once again led the market over the past 12 months. Tobacco bonds also represented the Fund’s largest sector weight as of period-end. We have found tobacco bonds to be attractive investments, not only for their potential to enhance the Fund's performance, but also for the benefits received by the settling states that issue tobacco bonds since the establishment of the Master Settlement Agreement between the settling states and the tobacco-related companies. Those benefits have included: substantial funding for the advancement of public health; the implementation of important tobacco-related public health measures; and funding towards establishment of a national foundation dedicated to significantly reducing the use of tobacco products among youths.

The portfolio’s allocation to debt issued by charter schools, which also outpaced the broader Bloomberg Index over the 12-month period, was another positive contributor to the Fund’s relative performance. The Fund’s returns also benefited from positions in the health care sector, where we have focused on investing in issuers within the affordable care sector rather than in continuing care retirement communities, since the former covers a much broader segment of the population and thus offers a larger market opportunity, in our opinion.

With respect to individual positions, Buckeye Tobacco Settlement Bonds (Ohio), and Metropolitan Pier & Exposition Authority revenue bonds (Illinois) were among the top performers for the Fund during the 12-month period, while revenue bonds issued by the Wisconsin Public Finance Authority and the Illinois Finance Authority were notable detractors from relative performance. We have retained the Fund’s holdings of both securities, based on our belief that their fundamentals indicate the recent weakness could be short-term in nature.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended August 31, 2021?
A	The Fund’s monthly distribution rate declined slightly over the 12-month period, reflecting the decline in municipal bond yields.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2021?
A	The Fund had no exposure to derivatives during the period.
Q	The Fund had nearly 25% of invested assets allocated to investment-grade municipal bonds at the close of the 12-month period ended August 31, 2021. What was the reason for this allocation?
A	We maintained the Fund’s tactical position in the investment-grade municipals segment, as we have continued to be selective with regard to seeking investments in high-yield issues that meet our strict fundamental and relative-value criteria. The investment-grade allocation benefited the Fund’s performance throughout the height of the pandemic-induced market slump, and we have since reduced the portfolio’s investment-grade exposures to help fund new purchases of high-yield municipals.

Based on our proprietary research and due diligence, we also have invested the portfolio in select, non-rated municipals that we felt might potentially provide yields in excess of those generated by issues covered by the major rating agencies. In fact, we rely on our own internal evaluations with respect to all of the securities held in the portfolio, rather than depending solely on the evaluations of the rating agencies.

Q	What is your investment outlook?
A	The Fed has made frequent pronouncements that it intends to keep short-term interest rates at near-zero levels through late 2022. Therefore, we are optimistic about the interest-rate environment, at least for the near term. A low default rate and favorable supply-and-demand conditions have continued to provide additional tailwinds for the municipal market. In addition, we believe the major federal infrastructure proposal currently under debate in Washington, if passed into law, may lead to an increased number of attractive tax-exempt investment opportunities, driven by the

*	Distributions are not guaranteed.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 7

variety of new construction projects that such legislation could create. Lastly, given the enormous and ongoing need for federal assistance to cope with the lingering economic effects of COVID-19, the US government may finally have to address its rising debt levels, in part by raising taxes on high-income individuals. In fact, the Biden administration has already floated the idea of increases to both capital gains and individual income tax rates. If higher tax rates eventually become reality, that development may further increase demand for municipal bonds.

Consistent with our investment discipline, we anticipate maintaining a focus on intensive, fundamental research into individual bond issues that we choose for inclusion in the portfolio, while maintaining a close watch on any economic factors that could influence the market.

Please refer to the Schedule of Investments on pages 41–57 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 9

Portfolio Summary | 8/31/21

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

10 Largest Holdings(a)
(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, 5.0%, 6/1/55	3.34%
2.	Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47	2.27
3.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.0%, 7/1/58	2.01
4.	Commonwealth of Puerto Rico, 8.0%, 7/1/35	1.83
5.	Arkansas Development Finance Authority, Big River Steel Project,
	4.5%, 9/1/49 (144A)	1.82
6.	Golden State Tobacco Securitization Corp., 5.0%, 6/1/47	1.63
7.	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	1.56
8.	Metropolitan Pier & Exposition Authority, Mccormick Place Expansion,
	5.0%, 6/15/57	1.39
9.	City of Hammond, Custodial Receipts Cabelas Project, 7.5%, 2/1/29 (144A)	1.32
10.	Los Angeles Department of Water & Power, 5.0%, 7/1/41	1.30

(a)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at August 31, 2021 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 38.
*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 11

Prices and Distributions | 8/31/21

Net Asset Value per Share

Class	8/31/21	8/31/20
A	$7.56	$7.23
C	$7.57	$7.24
Y	$7.46	$7.14

Distributions per Share: 9/1/20–8/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2640	$ —	$ —
C	$0.2074	$ —	$ —
Y	$0.2786	$ —	$ —

Index Definitions

The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2021)
			Bloomberg
	Net	Public	U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	5.19%	4.71%	6.89%
5 years	4.49	3.53	6.19
1 year	8.36	3.48	12.17

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 13

Performance Update | 8/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2021)
			Bloomberg
			U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	4.41%	4.41%	6.89%
5 years	3.72	3.72	6.19
1 year	7.53	7.53	12.17

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Performance Update | 8/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2021)
		Bloomberg
	Net	U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	5.39%	6.89%
5 years	4.72	6.19
1 year	8.54	12.17

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross	Net
0.64%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2021 through August 31, 2021.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,048.27	$1,044.18	$1,049.91
(after expenses) on 8/31/21
Expenses Paid	$4.18	$8.14	$2.84
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.57%, and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2021 through August 31, 2021.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/21
Ending Account Value	$1,021.17	$1,017.29	$1,022.43
(after expenses) on 8/31/21
Expenses Paid	$4.13	$8.03	$2.80
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
**	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.57%, and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 17

Statement of Assets and Liabilities | 8/31/21

ASSETS:
Investment in Pioneer High Income Municipal Portfolio,
at value	$2,054,839,170
Cash	9,335,590
Receivables —
Fund shares sold	7,096,642
Due from the Adviser	651,287
Total assets	$2,071,922,689
LIABILITIES:
Payables —
Fund shares repurchased	$ 10,536,059
Distributions	970,357
Trustees’ fees	14,263
Due to affiliates	181,209
Other liabilities	181,190
Accrued expenses	372,139
Total liabilities	$ 12,255,217
NET ASSETS:
Paid-in capital	$2,062,298,851
Distributable earnings (loss)	(2,631,379)
Net assets	$2,059,667,472
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $653,216,052/86,426,583 shares)	$ 7.56
Class C (based on $162,277,504/21,450,988 shares)	$ 7.57
Class Y (based on $1,244,173,916/166,801,164 shares)	$ 7.46
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.56 net asset value per share/100%-4.50%
maximum sales charge)	$ 7.92

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Statement of Operations*
FOR THE YEAR ENDED 8/31/21

INVESTMENT INCOME:
Income and expenses allocated from Pioneer High
Income Municipal Portfolio:
Interest Income	$58,701,528
Expenses	(367,466)
Net Investment Income allocated from Pioneer High
Income Municipal Portfolio	58,334,062
Interest from unaffiliated issuers	24,915,107
Total investment income		$ 83,249,169
EXPENSES:
Management fees	$ 8,873,644
Administrative expense	406,749
Transfer agent fees
Class A	135,273
Class C	61,175
Class Y	1,197,778
Distribution fees
Class A	1,618,826
Class C	1,700,005
Shareowner communications expense	41,691
Custodian fees	4,797
Registration fees	117,694
Professional fees	381,989
Printing expense	61,369
Pricing fees	6,303
Trustees' fees	84,695
Insurance expense	2,945
Miscellaneous	109,508
Total expenses		$ 14,804,441
Less fees waived and expenses reimbursed by the Adviser		(1,343,087)
Net expenses		$ 13,461,354
Net investment income		$ 69,787,815
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (4,134,968)
Allocated from Pioneer High Income Municipal Portfolio:
Investments	3,461,234	$ (673,734)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$27,045,538
Allocated from Pioneer High Income Municipal Portfolio:
Investments	$54,563,738	$ 81,609,276
Net realized and unrealized gain (loss) on investments		$ 80,935,542
Net increase in net assets resulting from operations*		$150,723,357

*	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. The Statement of Operations includes the Fund’s information as a stand-alone and feeder fund for the respective periods (see Note 1).

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 19

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/21	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 69,787,815	$ 64,033,056
Net realized gain (loss)	(673,734)	(59,320,919)
Change in net unrealized appreciation (depreciation)	81,609,276	(21,611,905)
Net increase (decrease) in net assets resulting
from operations	$ 150,723,357	$ (16,899,768)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.26 and $0.30 per share, respectively)	$ (23,110,609)	$ (24,841,976)
Class C ($0.21 and $0.24 per share, respectively)	(4,767,318)	(6,402,827)
Class Y ($0.28 and $0.31 per share, respectively)	(40,771,631)	(38,090,971)
Total distributions to shareowners	$ (68,649,558)	$ (69,335,774)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 751,322,534	$1,095,332,906
Reinvestment of distributions	56,511,448	56,598,939
Cost of shares repurchased	(599,560,828)	(804,346,001)
Net increase in net assets resulting from Fund
share transactions	$ 208,273,154	$ 347,585,844
Net increase in net assets	$ 290,346,953	$ 261,350,302
NET ASSETS:
Beginning of year	$ 1,769,320,519	$1,507,970,217
End of year	$ 2,059,667,472	$1,769,320,519

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/21	8/31/21	8/31/20	8/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	23,659,703	$ 174,512,499	42,422,453	$313,402,243
Reinvestment of distributions	2,755,403	20,379,586	3,017,200	22,098,332
Less shares repurchased	(27,352,469)	(201,935,057)	(30,167,966)	(216,677,996)
Net increase (decrease)	(937,363)	$ (7,042,972)	15,271,687	$118,822,579
Class C
Shares sold	3,423,673	$ 25,354,154	9,914,054	$ 73,707,281
Reinvestment of distributions	578,823	4,279,295	739,548	5,415,934
Less shares repurchased	(8,831,844)	(64,915,848)	(7,534,554)	(54,546,485)
Net increase (decrease)	(4,829,348)	$ (35,282,399)	3,119,048	$ 24,576,730
Class Y
Shares sold	75,493,379	$ 551,455,881	98,135,027	$708,223,382
Reinvestment of distributions	4,355,451	31,852,567	4,018,802	29,084,673
Less shares repurchased	(45,725,710)	(332,709,923)	(75,051,914)	(533,121,520)
Net increase	34,123,120	$ 250,598,525	27,101,915	$204,186,535

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21(c)	8/31/20(c)	8/31/19(c)	8/31/18(c)	8/31/17(c)
Class A
Net asset value, beginning of period	$ 7.23	$ 7.56	$ 7.36	$ 7.32	$ 7.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.27	$ 0.35	$ 0.38	$ 0.35
Net realized and unrealized gain (loss) on investments	0.32	(0.30)	0.21	0.02	(0.26)
Net increase (decrease) from investment operations	$ 0.59	$ (0.03)	$ 0.56	$ 0.40	$ 0.09
Distributions to shareowners:
Net investment income	$ (0.26)	$ (0.30)	$ (0.36)	$ (0.36)	$ (0.36)
Net increase (decrease) in net asset value	$ 0.33	$ (0.33)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.56	$ 7.23	$ 7.56	$ 7.36	$ 7.32
Total return (b)	8.36%	(0.41)%	7.87%	5.60%	1.32%
Ratio of net expenses to average net assets	0.81%(d)	0.82%	0.83%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	3.60%	3.71%	4.81%	5.16%	4.85%
Portfolio turnover rate	24%(e)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$653,216	$631,922	$545,014	$313,695	$267,618
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.82%	0.85%	0.86%	0.88%
Net investment income (loss) to average net assets	3.59%	3.71%	4.79%	5.16%	4.85%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21(c)	8/31/20(c)	8/31/19(c)	8/31/18(c)	8/31/17(c)
Class C
Net asset value, beginning of period	$ 7.24	$ 7.56	$ 7.36	$ 7.32	$ 7.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.22	$ 0.35	$ 0.32	$ 0.30
Net realized and unrealized gain (loss) on investments	0.33	(0.30)	0.15	0.02	(0.27)
Net increase (decrease) from investment operations	$ 0.54	$ (0.08)	$ 0.50	$ 0.34	$ 0.03
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.24)	$ (0.30)	$ (0.30)	$ (0.30)
Net increase (decrease) in net asset value	$ 0.33	$ (0.32)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.57	$ 7.24	$ 7.56	$ 7.36	$ 7.32
Total return (b)	7.53%	(1.03)%	7.05%	4.81%	0.55%
Ratio of net expenses to average net assets	1.58%(d)	1.59%	1.60%	1.63%	1.65%
Ratio of net investment income (loss) to average net assets	2.84%	2.95%	4.07%	4.42%	4.10%
Portfolio turnover rate	24%(e)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$162,278	$190,279	$175,156	$134,670	$143,846
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.59%	1.59%	1.61%	1.63%	1.65%
Net investment income (loss) to average net assets	2.83%	2.95%	4.06%	4.42%	4.10%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31, 2021 are for the Fund as a stand-alone fund.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 23

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/21(c)	8/31/20(c)	8/31/19(c)	8/31/18(c)	8/31/17(c)
Class Y
Net asset value, beginning of period	$ 7.14	$ 7.46	$ 7.26	$ 7.22	$ 7.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.29	$ 0.35	$ 0.38	$ 0.36
Net realized and unrealized gain (loss) on investments	0.32	(0.30)	0.22	0.03	(0.26)
Net increase (decrease) from investment operations	$ 0.60	$ (0.01)	$ 0.57	$ 0.41	$ 0.10
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.31)	$ (0.37)	$ (0.37)	$ (0.37)
Net increase (decrease) in net asset value	$ 0.32	$ (0.32)	$ 0.20	$ 0.04	$ (0.27)
Net asset value, end of period	$ 7.46	$ 7.14	$ 7.46	$ 7.26	$ 7.22
Total return (b)	8.54%	(0.08)%	8.18%	5.80%	1.45%
Ratio of net expenses to average net assets	0.55%(d)	0.55%	0.55%	0.68%	0.72%
Ratio of net investment income (loss) to average net assets	3.85%	3.97%	4.99%	5.31%	4.99%
Portfolio turnover rate	24%(e)	73%	20%	22%	35%
Net assets, end of period (in thousands)	$1,244,174	$947,119	$787,800	$290,431	$192,118
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67%	0.64%	0.66%	0.68%	0.72%
Net investment income (loss) to average net assets	3.73%	3.88%	4.88%	5.31%	4.99%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to August 31 ,2021 are for the Fund as a stand-alone fund.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Represents the portfolio turnover rate of the Fund as a stand-alone fund from September 1, 2020 to December 20, 2020 and of Pioneer High Income Municipal Portfolio for the period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Notes to Financial Statements | 8/31/21

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At August 31, 2021, the Fund owned approximately 99.999% of the Portfolio. On December 21, 2020, Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the financial statements of Portfolio for additional information regarding significant accounting policies that affect the Fund.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 25

vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended August 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format following the Portfolio’s Schedule of Investments.

Prior to December 21, 2020, the Fund invested directly in securities. Purchases and sales of securities by the Fund (excluding temporary cash investments) during the period from September 1, 2020 through December 21, 2020 aggregated $221,887,125 and $221,925,154, respectively. Please see the notes to the Portfolio's financial statements included elsewhere in this report for a discussion regarding the valuation of securities in which the Fund, prior to December 21, 2020, and Portfolio invest.

B.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 27

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At August 31, 2021, the Fund reclassified $256,924 to increase/decrease distributable earnings and $(256,924) to increase/decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At August 31, 2021, the Fund was permitted to carry forward indefinitely $72,653,873 of short-term and $39,973,570 of long-term losses.

The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Tax-exempt income	$65,893,515	$67,574,615
Ordinary income	2,756,043	1,761,159
Total	$68,649,558	$69,335,774

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings:
Undistributed tax-exempt income	$ 9,610,205
Capital loss carryforward	(112,627,443)
Current year dividend payable	(970,357)
Net unrealized appreciation	101,356,216
Total	$ (2,631,379)

At August 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $ 1,953,482,954 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 158,136,748
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(56,780,532)
Net unrealized appreciation	$ 101,356,216

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $60,546 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2021.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 29

F.	Risks

The Fund invests directly in the Portfolio, the following are the underlying risks of the Portfolio’s securities. The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress.

Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 31

plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges, or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the year ended August 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% of the Fund’s average daily net assets.

Effective December 21, 2020, the Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended August 31, 2021 are reflected on the Statement of Operations.

Prior to December 21, 2020, the Adviser contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $136,618 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2021, the Fund paid $84,695 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At August 31, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $14,263.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 33

4. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$12,636
Class C	5,968
Class Y	23,087
Total	$41,691

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $44,591 in distribution fees payable to the Distributor at August 31, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2021, CDSCs in the amount of $77,903 were paid to the Distributor.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit ("credit facility"). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 3, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2021, the Fund had no borrowings under the credit facility.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of

Pioneer High Income Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust V (the “Trust”)), and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund (one of the funds constituting Pioneer Series Trust V) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 4, 2021

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 37

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 39

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)

40 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Schedule of Investments | 8/31/21

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 95.8%
	DEBTORS IN POSSESSION FINANCING — 0.6%
	of Net Assets#
	Iron & Steel — 0.6%
4,210,000	United States Steel Corp., 6.25%, 3/15/26	$ 4,336,216
7,500,000	United States Steel Corp., 6.65%, 6/1/37	8,184,000
	Total Iron & Steel	$ 12,520,216
	TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $11,543,250)	$ 12,520,216
	MUNICIPAL BONDS — 95.2% of Net Assets(a)
	Alabama — 1.3%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,989,825
3,251,500	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)	3,502,256
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	20,190,275
	Total Alabama	$ 26,682,356
	Alaska — 0.2%
1,500,000	Northern Tobacco Securitization Corp., 4.0%, 6/1/50	$ 1,770,480
2,750,000	Northern Tobacco Securitization Corp., 4.0%, 6/1/50	3,265,625
	Total Alaska	$ 5,036,105
	Arizona — 1.7%
1,675,000	Arizona Industrial Development Authority, Doral
	Academy Nevada Fire Mesa, Series A, 5.0%,
	7/15/49 (144A)	$ 1,969,080
9,640,000	City of Phoenix, AZ, Industrial Development Authority,
	Deer Valley Veterans Assisted Living Project,
	5.125%, 7/1/36	9,994,559
12,865,000	City of Phoenix, Industrial Development Authority,
	3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	13,390,664
1,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.0%, 5/1/34	1,112,760
3,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,340,890
1,700,000	Tempe Industrial Development Authority, 6.125%,
	10/1/47 (144A)	1,885,334
2,400,000	Tempe Industrial Development Authority, 6.125%,
	10/1/52 (144A)	2,655,192
	Total Arizona	$ 34,348,479

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 41

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Arkansas — 1.7%
32,265,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.5%, 9/1/49 (144A)	$ 35,862,870
	Total Arkansas	$ 35,862,870
	California — 14.9%
5,000,000	California Community Housing Agency, 3.0%,
	8/1/56 (144A)	$ 5,191,500
2,500,000	California Community Housing Agency, 4.0%,
	8/1/46 (144A)	2,780,975
100,000	California County Tobacco Securitization Agency,
	5.875%, 6/1/43	100,362
12,025,000	California Educational Facilities Authority,
	5.0%, 5/1/45	18,619,871
4,495,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	7,046,901
9,020,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.0%, 5/1/49	14,048,379
2,910,000	California Municipal Finance Authority, 4.75%,
	12/1/31 (144A)	3,142,567
185,000	California Municipal Finance Authority, 5.0%,
	12/1/36 (144A)	221,112
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/46 (144A)	2,354,420
2,000,000	California Municipal Finance Authority, 5.0%,
	11/1/49 (144A)	2,315,900
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/54 (144A)	2,329,620
6,115,000	California Municipal Finance Authority, 5.25%,
	12/1/36 (144A)	6,892,033
4,530,000	California Municipal Finance Authority, 5.5%,
	12/1/39 (144A)	5,023,679
1,600,000	California Municipal Finance Authority, 5.5%,
	11/1/45 (144A)	1,921,040
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, 5.25%, 10/1/45	1,628,725
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.0%, 10/1/35	261,898
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	559,350
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,760,818
6,300,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 6.0%, 7/1/42	6,521,949
2,865,000(b)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	3,087,754
830,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A, 5.625%,
	10/1/34	927,276

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	California — (continued)
2,175,000	California School Finance Authority, School View Park
	Elementary & Middle School, Series A, 5.875%, 10/1/44	$ 2,429,562
1,000,000	California School Finance Authority, School View Park
	Elementary & Middle School, Series A, 6.0%, 10/1/49	1,121,010
125,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	133,514
3,230,000	California School Finance Authority, View Park
	High School, Series A, 7.125%, 10/1/48 (144A)	3,605,907
1,875,000	California Statewide Communities Development
	Authority, 5.0%, 11/1/41 (144A)	2,249,925
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.125%, 11/1/33	1,764,204
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.375%, 11/1/43	4,566,675
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/43 (144A)	1,203,450
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	14,980,942
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.5%, 12/1/58 (144A)	12,135,200
2,430,000	City of Los Angeles Department of Airports,
	5.0%, 5/15/40	3,142,160
7,585,000	City of Los Angeles Department of Airports,
	5.0%, 5/15/41	9,760,833
700,000	City of Oroville CA, 5.25%, 4/1/34	808,633
6,980,000	City of Oroville CA, 5.25%, 4/1/39	7,942,472
8,415,000	City of Oroville CA, 5.25%, 4/1/49	9,408,138
15,950,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	17,749,001
3,000,000	CMFA Special Finance Agency VII, 3.0%, 8/1/56 (144A)	3,073,200
4,000,000	CMFA Special Finance Agency VII, 4.0%, 8/1/47 (144A)	4,368,000
4,000,000	CSCDA Community Improvement Authority, 4.0%,
	2/1/57 (144A)	4,379,760
30,830,000	Golden State Tobacco Securitization Corp.,
	5.0%, 6/1/47	32,094,338
11,815,000	Golden State Tobacco Securitization Corp.,
	5.25%, 6/1/47	12,351,047
9,825,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.3%, 6/1/37	10,193,438
19,470,000	Los Angeles Department of Water & Power,
	5.0%, 7/1/41	25,560,800
3,000,000	Los Angeles Department of Water & Power,
	5.0%, 7/1/48	3,871,740
5,240,000	Metropolitan Water District of Southern California,
	5.0%, 10/1/40	7,020,133

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 43

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
4,360,000	Metropolitan Water District of Southern California,
	5.0%, 10/1/41	$ 5,822,562
2,500,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,607,375
1,925,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	1,203,125
1,000,000	Tobacco Securitization Authority of Northern
	California, 4.0%, 6/1/49	1,185,450
11,235,000	University of California, 4.0%, 5/15/47	13,277,074
	Total California	$ 305,745,797
	Colorado — 2.9%
4,535,000(d)	2000 Holly Metropolitan District, 5.0%, 12/1/50	$ 4,945,009
577,000(d)	2000 Holly Metropolitan District, 7.5%, 12/15/50	617,650
865,000(d)	Belleview Village Metropolitan District, 4.95%, 12/1/50	935,947
2,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.0%, 9/1/43	2,302,060
5,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.125%, 9/1/48	5,767,600
1,250,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.0%, 12/1/49	1,344,412
2,090,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,243,113
2,840,000(d)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	3,082,280
3,379,000	Dominion Water & Sanitation District, 6.0%, 12/1/46	3,478,782
3,550,000(d)	Green Valley Ranch East Metropolitan District No 6,
	5.875%, 12/1/50	3,956,085
7,635,000(d)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	8,207,320
3,327,000(d)	Littleton Village Metropolitan District No. 2,
	5.375%, 12/1/45	3,430,902
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,248,716
4,880,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	5,444,470
1,000,000(d)	Ridgeline Vista Metropolitan District, 5.25%, 12/1/60	1,112,540
1,000,000(d)	Settler’s Crossing Metropolitan District No 1, 5.0%,
	12/1/40 (144A)	1,096,240
2,130,000(d)	Settler’s Crossing Metropolitan District No 1, 5.125%,
	12/1/50 (144A)	2,327,984
597,000(d)	Settler’s Crossing Metropolitan District No 1,
	7.625%, 12/15/50	634,139
1,875,000(d)	Village at Dry Creek Metropolitan District No 2,
	4.375%, 12/1/44	1,988,063
1,250,000(d)	Villas Metropolitan District, 5.125%, 12/1/48	1,331,875
1,240,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/39	1,347,508

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,460,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/49	$ 1,575,895
755,000(d)	Willow Bend Metropolitan District, 7.625%, 12/15/49	802,633
	Total Colorado	$ 59,221,223
	District of Columbia — 0.6%
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 758,998
10,000,000(d)	District of Columbia, Series A, 5.0%, 10/15/44	12,634,300
	Total District of Columbia	$ 13,393,298
	Florida — 0.2%
500,000	Capital Trust Agency, Inc., 5.0%, 7/1/43	$ 160,000
750,000	Capital Trust Agency, Inc., 5.0%, 7/1/53	240,000
500,000	Capital Trust Agency, Inc., 5.25%, 7/1/48	160,000
700,000	County of Lake FL, 5.0%, 1/15/39 (144A)	827,526
1,525,000	County of Lake FL, 5.0%, 1/15/49 (144A)	1,787,452
850,000	County of Lake FL, 5.0%, 1/15/54 (144A)	993,650
	Total Florida	$ 4,168,628
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce
	Authority, 5.625%, 6/1/47	$ 1,100,044
	Total Guam	$ 1,100,044
	Illinois — 13.6%
1,305,000(d)	Chicago Board of Education, 5.0%, 12/1/44	$ 1,560,976
4,275,000(d)	Chicago Board of Education, 5.0%, 12/1/46	5,100,417
15,000,000(d)	Chicago Board of Education, 5.0%, 12/1/46	18,356,850
35,000(d)	Chicago Board of Education, 5.25%, 12/1/41	35,336
5,000,000(d)	Chicago Board of Education, 5.5%, 12/1/31
	(AMBAC Insured)	7,056,550
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	2,043,145
8,010,000	Chicago Board of Education, 6.0%, 4/1/46	9,896,996
6,500,000(d)	Chicago Board of Education, 6.138%, 12/1/39	8,104,200
5,440,000(d)	Chicago Board of Education, 6.519%, 12/1/40	7,060,576
2,415,000(d)	Chicago Board of Education Project, Series C,
	5.25%, 12/1/39	2,710,234
2,035,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/33	2,555,879
925,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/41	933,575
12,075,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/42	12,632,744
1,575,000(d)	Chicago Board of Education, Series A, 5.5%, 12/1/39	1,591,033
1,000,000(d)	Chicago Board of Education, Series A, 7.0%,
	12/1/46 (144A)	1,306,750
8,000,000(d)	Chicago Board of Education, Series B, 6.5%, 12/1/46	9,884,240
3,250,000(d)	Chicago Board of Education, Series D, 5.0%, 12/1/31	4,015,602
10,000,000(d)	City of Chicago IL, 5.0%, 1/1/28	12,486,600

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 45

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Illinois — (continued)
3,435,000(d)	City of Chicago IL, 5.5%, 1/1/30	$ 3,948,945
9,200,000(d)	City of Chicago IL, 5.5%, 1/1/35	11,911,148
17,000,000(d)	City of Chicago IL, 5.5%, 1/1/49	21,458,250
7,975,000(d)	City of Chicago IL, 6.0%, 1/1/38	9,994,031
4,000,000(d)	City of Chicago IL, 6.314%, 1/1/44	5,317,200
2,000,000(d)	City of Chicago, Series A, 5.0%, 1/1/44	2,455,660
4,495,000	City of Plano IL Special Service Area No 3 & No 4,
	4.0%, 3/1/35	4,737,955
1,591,212(c)	Illinois Finance Authority, 11/15/52	141,077
2,520,597(e)	Illinois Finance Authority, 4.0%, 11/15/52	2,686,150
4,050,000	Illinois Finance Authority, 6.0%, 11/15/36	4,067,375
10,000,000	Illinois State Toll Highway Authority, 5.0%, 1/1/45	12,836,000
5,000,000(c)	Metropolitan Pier & Exposition Authority, 12/15/56	1,980,900
4,000,000	Metropolitan Pier & Exposition Authority,
	4.0%, 12/15/42	4,620,320
2,000,000	Metropolitan Pier & Exposition Authority,
	4.0%, 12/15/47	2,290,700
10,000,000	Metropolitan Pier & Exposition Authority, 4.0%, 6/15/50	11,619,400
2,500,000	Metropolitan Pier & Exposition Authority, 4.0%, 6/15/52	2,846,775
25,000,000	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	30,642,250
23,000,000	Metropolitan Pier & Exposition Authority, Mccormick
	Place Expansion, 5.0%, 6/15/57	27,438,310
2,830,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	2,933,408
7,690,000(f)	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	5,306,100
1,415,000	Southwestern Illinois Development Authority, Village of
	Sauget Project, 5.625%, 11/1/26	1,344,278
1,225,000	Village of Matteson IL, 6.5%, 12/1/35	1,389,799
1,139,000	Village of Volo IL Special Service Area No 17,
	5.5%, 3/1/47	1,195,756
	Total Illinois	$ 280,493,490
	Indiana — 6.8%
2,745,000	City of Anderson IN, 5.375%, 1/1/40	$ 2,817,166
775,000	City of Evansville IN, 4.8%, 1/1/28	783,773
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	6,602,816
700,000	City of Fort Wayne IN, 5.125%, 1/1/32	718,550
4,665,000	City of Fort Wayne IN, 5.35%, 1/1/38	4,796,273
24,990,000	City of Hammond, Custodial Receipts Cabelas Project,
	7.5%, 2/1/29 (144A)	25,987,101
1,275,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.75%, 1/1/34	1,347,025
7,825,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.875%, 1/1/37	8,262,261

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Indiana — (continued)
1,230,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.6%, 1/1/33	$ 1,275,018
6,000,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.8%, 1/1/37	6,245,940
1,000,000	City of Mishawaka IN, 5.1%, 1/1/32 (144A)	1,010,970
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	5,992,192
1,905,000	City of Muncie, IN, Silver Birch Muncie Project, 5.05%,
	1/1/31	1,960,893
5,510,000	City of Muncie, IN, Silver Birch Muncie Project, 5.25%,
	1/1/37	5,672,821
4,560,000	City of Terre Haute IN, 5.35%, 1/1/38	4,662,737
4,000,000(b)	Hospital Authority of Vigo County, Union Hospital,
	Inc., 8.0%, 9/1/41	4,000,000
7,500,000	Indiana Finance Authority, 5.0%, 7/1/44	8,094,075
1,405,000	Indiana Finance Authority, 5.0%, 7/1/48	1,513,831
1,705,000	Indiana Finance Authority, 5.25%, 1/1/51	1,845,867
5,190,000	Indiana Finance Authority, Educational Facilities,
	5.125%, 7/1/37	5,942,290
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	380,295
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	1,841,487
2,020,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.5%, 7/1/53	1,931,120
11,985,000	Indiana Housing & Community Development
	Authority, 5.0%, 1/1/39 (144A)	12,222,063
8,505,000	Indiana Housing & Community Development
	Authority, Evergreen Village Bloomington Project,
	5.5%, 1/1/37	8,654,858
5,000,000	Indianapolis Local Public Improvement Bond Bank,
	5.0%, 2/1/54	6,140,950
8,000,000	Town of Plainfield IN Multifamily Housing Revenue,
	5.375%, 9/1/38	8,108,960
	Total Indiana	$ 138,811,332
	Iowa — 1.2%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,091,280
4,000,000	Iowa Tobacco Settlement Authority, 4.0%, 6/1/49	4,753,720
10,250,000	Iowa Tobacco Settlement Authority, 4.0%, 6/1/49	11,867,245
	Total Iowa	$ 24,712,245
	Kansas — 0.7%
400,000	Kansas Development Finance Authority,
	5.25%, 11/15/33	$ 410,000
11,215,000	Kansas Development Finance Authority,
	5.25%, 11/15/53	11,551,450

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 47

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Kansas — (continued)
2,000,000	Kansas Development Finance Authority,
	5.5%, 11/15/38	$ 2,060,540
	Total Kansas	$ 14,021,990
	Maryland — 0.3%
4,160,000	Maryland Economic Development Corp., 5.0%, 3/31/41	$ 4,867,034
900,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	974,223
	Total Maryland	$ 5,841,257
	Massachusetts — 1.3%
11,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	$ 18,148,380
4,500,000	Massachusetts Development Finance Agency,
	5.125%, 11/15/46 (144A)	5,041,620
765,000	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	382,500
2,000,000	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37	1,460,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.0%, 4/15/40	1,359,087
723,826(c)	Massachusetts Development Finance Agency,
	Linden Ponds, Inc., Series B, 11/15/56	716,190
	Total Massachusetts	$ 27,107,777
	Michigan — 2.8%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 9,121,554
1,250,000	Flint Michigan Hospital Building Authority, Hurley
	Medical Center, Series A, 5.25%, 7/1/39	1,323,325
5,485,000	Flint Michigan International Academy, 5.75%, 10/1/37	5,485,000
60,000,000(c)	Michigan Finance Authority, 6/1/65	8,118,600
1,105,000	Michigan Finance Authority, 5.0%, 6/1/40	1,426,555
2,000,000	Michigan Finance Authority, 5.0%, 6/1/49	2,438,560
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	6,579,602
7,125,000(e)	Michigan Strategic Fund, Michigan Department
	Offices Lease Series B, 7.75%, 3/1/40	7,941,454
4,000,000(e)	Michigan Strategic Fund, Series B, 6.625%, 11/1/41	4,641,640
7,550,000	University of Michigan, 5.0%, 4/1/50	9,741,991
	Total Michigan	$ 56,818,281
	Minnesota — 1.7%
4,210,000	City of Bethel MN, 5.0%, 7/1/48	$ 4,718,989
1,000,000	City of Bethel MN, 5.0%, 7/1/53	1,120,070
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/34	2,788,136
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/39	2,132,760
3,515,000	City of Deephaven MN, 5.0%, 7/1/55	3,980,456

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
400,000	City of Deephaven, MN, Eagle Ridge Academy
	Project, Series A, 5.25%, 7/1/37	$ 455,452
1,500,000	City of Deephaven, MN, Eagle Ridge Academy
	Project, Series A, 5.5%, 7/1/50	1,702,950
1,500,000	City of Rochester MN, 5.125%, 9/1/38	1,669,200
3,145,000	City of Rochester MN, 5.25%, 9/1/43	3,528,533
6,080,000	City of Rochester MN, 5.375%, 9/1/50	6,822,550
2,000,000	Housing & Redevelopment Authority of The City of
	St Paul Minnesota, Great River School Project,
	Series A, 5.5%, 7/1/52 (144A)	2,319,700
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	Series A, 5.125%, 12/1/38	1,463,959
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.0%, 7/1/36	1,422,798
	Total Minnesota	$ 34,125,553
	Missouri — 0.2%
300,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	$ 317,181
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/36 (144A)	1,058,170
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/46 (144A)	2,409,043
	Total Missouri	$ 3,784,394
	Nevada — 0.0%†
4,000,000(c)	City of Reno NV, 7/1/58 (144A)	$ 591,000
	Total Nevada	$ 591,000
	New Jersey — 2.7%
975,000	New Jersey Economic Development Authority,
	4.7%, 9/1/28 (144A)	$ 1,059,318
1,255,000	New Jersey Economic Development Authority,
	5.25%, 10/1/38 (144A)	1,454,357
565,000	New Jersey Economic Development Authority,
	5.375%, 9/1/33 (144A)	639,416
7,205,000	New Jersey Economic Development Authority,
	5.375%, 10/1/50 (144A)	8,311,472
1,140,000	New Jersey Economic Development Authority,
	5.625%, 9/1/38 (144A)	1,290,400
6,125,000	New Jersey Economic Development Authority,
	5.75%, 9/1/50 (144A)	6,874,822
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy,
	5.25%, 7/1/37 (144A)	1,352,963
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy,
	5.375%, 7/1/47 (144A)	2,801,000

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 49

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St Peters University Hospital, 6.25%, 7/1/35	$ 4,515,075
5,000,000	New Jersey Turnpike Authority, 4.0%, 1/1/42	5,931,400
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	22,068,135
	Total New Jersey	$ 56,298,358
	New Mexico — 1.0%
3,290,000	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/23	$ 3,248,875
16,040,000(e)	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/28	15,839,500
1,750,000	Lower Petroglyphs Public Improvement District,
	5.0%, 10/1/48	1,920,730
	Total New Mexico	$ 21,009,105
	New York — 12.7%
425,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/28 (144A)	$ 480,722
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/38 (144A)	4,657,586
10,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp, 5.0%, 6/1/45	8,773,736
17,100,000(c)	Metropolitan Transportation Authority, 11/15/32	13,713,174
9,000,000(c)	Metropolitan Transportation Authority, 11/15/33	6,952,770
5,300,000	Metropolitan Transportation Authority, 4.75%, 11/15/45	6,364,982
1,870,000	Metropolitan Transportation Authority, 5.0%, 11/15/25	2,204,132
2,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/33	2,443,320
3,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/43	3,724,500
4,395,000	Metropolitan Transportation Authority, 5.0%, 11/15/46	5,073,544
9,500,000	Metropolitan Transportation Authority, 5.0%, 11/15/48	11,621,350
5,850,000	Metropolitan Transportation Authority, 5.0%, 11/15/56	6,813,553
17,000,000	Metropolitan Transportation Authority, 5.25%, 11/15/55	21,085,780
4,845,000	Metropolitan Transportation Authority, 5.25%, 11/15/56	5,662,109
21,410,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A-3, 5.0%, 6/1/35	21,811,437
4,740,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A-3, 5.125%, 6/1/46	4,828,875
605,000	New York Counties Tobacco Trust IV, 5.0%, 6/1/42	611,050
18,500,000	New York Counties Tobacco Trust IV, 6.25%,
	6/1/41 (144A)	20,097,290

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	New York — (continued)
13,120,000	New York Counties Tobacco Trust IV, Series A,
	5.0%, 6/1/45	$ 13,380,432
51,600,000(c)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Sub Series S-4A,
	6/1/60 (144A)	2,485,572
2,000,000	New York Counties Tobacco Trust VI, 5.0%, 6/1/45	2,137,120
5,000,000	New York State Urban Development Corp.,
	4.0%, 3/15/39	5,950,250
4,445,000	New York State Urban Development Corp.,
	4.0%, 3/15/46	5,166,112
4,000,000	New York Transportation Development Corp.,
	4.375%, 10/1/45	4,726,200
5,000,000	New York Transportation Development Corp.,
	5.0%, 10/1/40	6,231,350
3,015,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	3,079,702
15,100,000	Suffolk Tobacco Asset Securitization Corp., Capital
	Appreciation, Series C, 6.625%, 6/1/44	15,788,258
9,030,000	Suffolk Tobacco Asset Securitization Corp., Series B,
	6.0%, 6/1/48	9,043,726
14,000,000	Triborough Bridge & Tunnel Authority, 5.0%, 5/15/51	18,003,580
3,000,000	TSASC, Inc., 5.0%, 6/1/45	3,319,530
19,500,000	TSASC, Inc., 5.0%, 6/1/48	21,416,850
	Total New York	$ 261,212,661
	Ohio — 3.6%
56,700,000	Buckeye Tobacco Settlement Financing Authority,
	5.0%, 6/1/55	$ 65,842,875
715,000	Ohio Housing Finance Agency, 5.125%, 1/1/32 (144A)	722,164
4,775,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	4,883,011
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System, 6.0%, 12/1/42	2,983,636
	Total Ohio	$ 74,431,686
	Pennsylvania — 3.7%
200,000	Chester County Industrial Development Authority,
	5.25%, 10/15/32	$ 209,530
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	1,164,020
2,435,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,818,391
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	9,562,375
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	4,175,760

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 51

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
1,030,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/31	$ 1,171,079
1,570,000	Philadelphia Authority for Industrial Development,
	5.0%, 3/15/45 (144A)	1,747,803
8,295,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/50	9,093,974
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,885,411
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,957,415
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,937,707
9,435,000	Philadelphia Authority for Industrial Development,
	5.5%, 6/1/49 (144A)	10,398,030
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,614,996
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.5%, 6/1/45	2,378,332
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	3,185,637
2,500,000	Philadelphia Authority for Industrial Development,
Green	Woods Charter School Project, Series A,
	5.5%, 6/15/32	2,582,200
5,200,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A,
	5.75%, 6/15/42	5,370,924
6,000,000(b)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	6,626,340
	Total Pennsylvania	$ 75,879,924
	Puerto Rico — 6.3%
42,400,000(d)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 35,987,000
1,130,000	Puerto Rico Electric Power Authority, 4.75%, 7/1/27	1,101,581
3,535,000	Puerto Rico Electric Power Authority, 4.8%, 7/1/28	3,441,676
3,315,000	Puerto Rico Electric Power Authority, 5.0%, 7/1/21	3,264,778
3,735,000	Puerto Rico Electric Power Authority, 5.0%, 7/1/23	3,664,222
1,285,000	Puerto Rico Electric Power Authority, 5.0%, 7/1/24	1,265,853
1,000,000	Puerto Rico Electric Power Authority, 5.0%, 7/1/28	985,100
6,685,000	Puerto Rico Electric Power Authority, 5.25%, 7/1/21	6,558,654
4,000,000	Puerto Rico Highway & Transportation Authority,
	5.85%, 3/1/27	4,027,760
1,895,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.2%, 7/1/24	1,925,756
45,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.625%, 7/1/22	45,743

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
3,598,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.75%, 7/1/53	$ 4,127,122
19,958,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.784%, 7/1/58	22,901,605
34,308,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 5.0%, 7/1/58	39,670,340
	Total Puerto Rico	$ 128,967,190
	Rhode Island — 0.4%
2,065,000(f)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 9/1/47 (144A)	3,177,600
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/50	4,705,812
	Total Rhode Island	$ 8,255,112
	Texas — 4.9%
640,000	Arlington Higher Education Finance Corp., 3.5%,
	3/1/24 (144A)	$ 668,198
16,875,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	19,785,938
135,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 5.875%, 3/1/24	146,677
525,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 6.625%, 3/1/29	580,744
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	418,504
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,879,575
4,935,000	City of Austin TX Electric Utility Revenue,
	5.0%, 11/15/50	6,364,077
420,000	City of Celina, TX, 5.5%, 9/1/24	438,257
1,040,000	City of Celina, TX, 6.0%, 9/1/30	1,092,770
2,650,000	City of Celina, TX, 6.25%, 9/1/40	2,784,143
5,000,000	City of Houston TX Combined Utility System Revenue,
	4.0%, 11/15/49	5,917,950
9,760,000	City of Houston TX Combined Utility System Revenue,
	5.0%, 11/15/45	12,498,168
3,335,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/33 (144A)	3,415,007
16,755,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/50 (144A)	17,926,510
100,000	La Vernia Higher Education Finance Corp., 5.25%,
	8/15/35 (144A)	110,817
2,000,000	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.5%, 8/15/45 (144A)	2,198,200
1,250,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 5.5%, 7/1/46	962,463

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 53

Schedule of Investments | 8/31/21 (continued)

Principal
Amount
USD ($)		Value
	Texas — (continued)
1,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 5.75%, 7/1/51	$ 770,770
75,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 6.0%, 7/1/26	64,574
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 7.0%, 7/1/51	1,239,678
1,700,000	Newark Higher Education Finance Corp., 5.0%, 6/15/48	1,745,152
17,350,000(f)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	4,272,438
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., 5.75%, 12/1/54	8,719,251
1,000,000(e)	Texas Midwest Public Facility Corp., 0.0%, 12/1/30	552,000
	Total Texas	$ 100,551,861
	Virginia — 5.6%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.5%, 3/1/46	$ 2,940,060
2,100,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.4%, 3/1/45 (144A)	2,221,044
3,400,000	County of Fairfax VA Sewer Revenue, 4.0%, 7/15/41	4,183,972
810,000	Embrey Mill Community Development Authority,
	5.3%, 3/1/35 (144A)	859,321
4,615,000	Embrey Mill Community Development Authority,
	5.6%, 3/1/45 (144A)	4,906,437
44,310,000	Tobacco Settlement Financing Corp., Series B-1,
	5.0%, 6/1/47	44,786,332
14,000,000(c)	Tobacco Settlement Financing Corp./VA, 6/1/47	3,205,020
4,605,000	Tobacco Settlement Financing Corp./VA, 5.2%, 6/1/46	4,733,295
22,045,000	Tobacco Settlement Financing Corp./VA,
	6.706%, 6/1/46	23,285,031
13,225,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/40	13,413,589
925,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/44	938,237
10,000,000	Virginia Small Business Financing Authority,
	5.0%, 7/1/49	10,134,600
	Total Virginia	$ 115,606,938
	Wisconsin — 2.1%
5,905,000	Public Finance Authority, 5.0%, 10/1/48	$ 6,901,646
2,660,000	Public Finance Authority, 5.0%, 6/1/50 (144A)	3,003,512
2,500,000	Public Finance Authority, 5.375%, 6/1/52	2,658,550
775,000	Public Finance Authority, Community School of
	Davidson
	Project, 5.0%, 10/1/33	926,420
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.625%, 7/1/44	1,717,709

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Principal
Amount
USD ($)		Value
	Wisconsin — (continued)
9,310,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	$ 10,701,659
5,057,500	Public Finance Authority, Las Ventanas Retirement
	Community, 7.0%, 10/1/42	5,112,627
350,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	384,881
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.0%, 8/1/36 (144A)	2,193,700
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,742,300
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	531,525
10,605,000(c)(f)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	1,060,500
1,245,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 5.125%, 10/1/45	1,312,267
2,815,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 6.2%, 10/1/42	2,999,748
	Total Wisconsin	$ 42,247,044
	TOTAL MUNICIPAL BONDS
	(Cost $1,849,415,454)	$ 1,956,325,998
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.8%
	(Cost $1,860,958,704)	$ 1,968,846,214
	OTHER ASSETS AND LIABILITIES — 4.2%	$ 86,003,585
	NET ASSETS — 100.0%	$ 2,054,849,799

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Association Corporation.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2021.
ST	APPROP State Appropriations.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2021, the value of these securities amounted to $381,412,501, or 18.6% of net assets.
†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Represents a General Obligation Bond.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 55

Schedule of Investments | 8/31/21 (continued)

(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2021.
(f)	Security is in default.
(g)	The concentration of investments by type of obligation/market sector is as follows:
Revenue Bonds:
Education Revenue	23.8%
Tobacco Revenue	19.5
General Obligation	16.8
Development Revenue	12.9
Health Revenue	12.2
Transportation Revenue	7.6
Power Revenue	2.5
Water Revenue	2.0
Facilities Revenue	1.4
Other Revenue	1.0
Utilities Revenue	0.3
Pollution Control Revenue	0.0†
100.0%

†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
United States Steel Corp.	1/15/2021	$4,152,558	$ 4,336,216
United States Steel Corp.	1/20/2021	7,390,692	8,184,000
Total Restricted Securities			$12,520,216
% of Net Assets			0.6%

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2021, aggregated $387,047,349 and $200,060,650, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended August 31, 2021, the Portfolio did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of August 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$—	$12,520,216	$—	$12,520,216
Municipal Bonds	—	1,956,325,998	—	1,956,325,998
Total Investments in Securities	$—	$1,968,846,214	$—	$1,968,846,214

During the period ended August 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 57

Statement of Assets and Liabilities | 8/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,860,958,704)	$1,968,846,214
Cash	60,640,362
Receivables —
Investment securities sold	7,340,154
Interest	26,344,178
Other assets	1,636,500
Total assets	$2,064,807,408
LIABILITIES:
Payables —
Investment securities purchased	$ 9,802,600
Trustees’ fees	14,470
Accrued expenses	140,539
Total liabilities	$ 9,957,609
NET ASSETS:
Paid-in capital	$1,885,166,661
Distributable earnings	169,683,138
Net assets	$2,054,849,799

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Statement of Operations

FOR THE PERIOD FROM 12/21/20 TO 8/31/21*

INVESTMENT INCOME:
Interest from unaffiliated issuers	$58,701,842
Total investment income		$ 58,701,842
EXPENSES:
Administrative expense	$ 111,199
Transfer agent fees	11,173
Custodian fees	16,500
Professional fees	127,125
Printing expense	25,425
Pricing fees	36,650
Trustees’ fees	36,100
Miscellaneous	3,294
Total expenses		$ 367,466
Net investment income		$ 58,334,376
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 3,461,252
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 54,564,035
Net realized and unrealized gain (loss) on investments		$ 58,025,287
Net increase in net assets resulting from operations		$116,359,663

* The Portfolio commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 59

Statement of Changes in Net Assets

12/21/20
to
8/31/21*
FROM OPERATIONS:
Net investment income (loss)	$ 58,334,376
Net realized gain (loss) on investments	3,461,252
Change in net unrealized appreciation (depreciation) on investments	54,564,035
Net increase in net assets resulting from operations	$ 116,359,663
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 221,001,901
Value of withdrawals	(43,510,000)
In-kind subscriptions	1,760,998,235
Net increase in net assets resulting from capital transactions	$1,938,490,136
Net increase in net assets	$2,054,849,799
NET ASSETS:
Beginning of period	$ —
End of period	$2,054,849,799
* The Portfolio commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements.

60 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Financial Highlights

12/21/20
to
8/31/21*
Total return	6.30%(a)
Ratio of net expenses to average net assets	0.02%(b)
Ratio of net investment income (loss) to average net assets	3.07%(b)
Portfolio turnover rate	11%(a)(c)
Net assets, end of period (in thousands)	$2,054,850

*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turn over rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund see note 1.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 61

Notes to Financial Statements | 8/31/21

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2021, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At August 31, 2021, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio, and Pioneer MAP — High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent (the “Placement Agent”). The Portfolio offers beneficial interests through the Placement Agent.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the period ended August 31, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

62 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.	Security Valuation

Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 63

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

64 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

C.	Federal Income Taxes

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax periods and has concluded that no provision for income tax is required in the Portfolio’s financial statements. For the period ended August 31, 2021, the Advisor has analyzed the Portfolio’s inventory of tax positions taken on with respect to all applicable income tax issues for all open tax periods (in each respective jurisdiction), and has concluded that no provision for income tax is required in the Portfolio's financial statements.

D.	Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 65

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress.

Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.

The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates

66 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio investors to effect contributions or withdrawals from the Portfolio or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 67

covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

E.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at August 31, 2021 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser.

68 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the period from December 21, 2020 (commencement of operations) through August 31, 2021, the Portfolio paid $36,100 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,470.

4. Transfer Agent

Brown Brothers Harriman & Co. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables are shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Core Trust I and the Shareowners of

Pioneer High Income Municipal Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Portfolio (the “Fund”) (one of the funds constituting Pioneer Core Trust I (the “Trust”)), including the schedule of investments, as of August 31, 2021, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Portfolio (one of the funds constituting Pioneer Core Trust I) at August 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

70 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
November 4, 2021

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 71

Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to effect withdrawals from the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 21, 2020 (commencement of operations) through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet withdrawal requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net withdrawal activity, withdrawal policies, ownership concentration, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements

72 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21

and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet withdrawal requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger withdrawal requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/21 73

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter/Placement Agent
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund/Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund/Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s and Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund and Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund and Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

74 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 75

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	Federal Savings Bank, NA (2017 –
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	present); Advisory Council Member,
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	MasterShares ETF (2016 – 2017);
		Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

76 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company) (1993 – 2001);
	until a successor trustee	Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
	is elected or earlier	(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
	retirement or removal.	Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2006.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	earlier retirement	Executive trustee is elected or Officer, Metric Financial Inc. (formerly known	investment company) (2004 –
	or removal.	as Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative
Investment Services, Inc. (financial services) (2005-2007)

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 77

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President of
	earlier retirement	Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 –
2013); Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); and Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

78 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2006. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of the	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of the	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief Financial	the discretion of the	Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer	Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2006. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of the	of all of the Pioneer Funds since 1999
Board
Gary Sullivan (63)	Since 2006. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2002
Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant	None
Assistant Treasurer	the discretion of the	Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury
	Board	Analyst from 2012 - 2020

Pioneer High Income Municipal Fund | Annual Report | 8/31/21 79

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	at the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

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84 Pioneer High Income Municipal Fund | Annual Report | 8/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

Each of the Fund and Portfolio files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 21203-14-1021

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $55,500 payable to Ernst & Young LLP for the year ended August 31, 2021 and $69,180 for the year ended August 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $17,877 and $16,377 during the fiscal years ended August 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $17,877 and $16,377 during the fiscal years ended August 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 9, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date November 9, 2021

* Print the name and title of each signing officer under his or her signature.